UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

IQVIA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Ellis Road

Durham, North Carolina 27703

(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	“IQV”	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2026, IQVIA Holdings Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the 2026 Incentive and Stock Award Plan (the “2026 Plan”).

The material terms of the 2026 Plan are described in “Proposal No. 4 – Approval of IQVIA Holdings Inc. 2026 Incentive and Stock Award Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 27, 2026.

The 2026 Plan became effective immediately upon approval by the Company’s stockholders. The 2026 Plan replaces the IQVIA Holdings Inc. 2017 Incentive and Stock Award Plan (the “2017 Plan”) and assumes any shares remaining under the 2017 Plan as of the effective date of the 2026 Plan.

The 2026 Plan authorizes a range of performance- and time-based equity-based awards, including stock options (both incentive and non-qualified stock options), stock appreciation rights, restricted stock awards, restricted stock units, and stock awards. Performance-based restricted stock under the 2026 Plan will vest, if at all, based on the Company’s results for the performance metrics chosen by the Leadership Development and Compensation Committee (the “Committee”) of the Company’s Board of Directors during the designated performance period, as determined by the Committee from time to time. Share payouts for an award will fall within the range set forth by the Committee and will be determined based on achievement of applicable goals established for the performance metrics. The Committee may choose one or more metrics to measure performance and such metrics may include revenue, adjusted EBITDA, earnings per share, adjusted diluted earnings per share, cash flow, free cash flow as a percentage of adjusted net income, relative total stockholder return and / or any other measure or metric the Committee deems appropriate. Furthermore, awards under the 2026 Plan may be granted at any time by the Committee and may be based on the continued employment or service of the participant with the Company over a specified period of time, which may vary from award to award.

In connection with the adoption of the 2026 Plan, the Committee approved a new form of (i) stock appreciation rights agreement, (ii) performance shares agreement, (iii) restricted stock units agreement, and (iv) cash-settled restricted stock units agreement for use with the 2026 Plan and setting forth the standard terms and conditions that apply to grants of awards pursuant to the 2026 Plan, although awards may be granted under the 2026 Plan that deviate from these standard terms and conditions.

The foregoing descriptions of the 2026 Plan and the forms of award agreements thereunder are qualified in their entirety by reference to the text of the 2026 Plan and the forms of award agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As of February 23, 2026, the record date for the Annual Meeting, there were 167,866,339 shares of the Company’s common stock outstanding and entitled to vote on all matters. At the meeting, stockholders voted on the following proposals:

Proposal No. 1 – The following nominees were elected by majority vote to serve on the Company’s board of directors for one-year terms based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Ari Bousbib	138,448,357	8,565,570	1,214,049	6,990,049
Carol J. Burt	135,795,078	12,212,098	220,801	6,990,048
John G. Danhakl	142,605,129	5,318,909	303,939	6,990,048
James A. Fasano	141,704,011	6,303,043	220,922	6,990,049
Colleen A. Goggins	139,720,846	8,288,024	219,107	6,990,048
William G. Kaelin Jr., M.D.	147,942,854	64,869	220,254	6,990,048
John. M. Leonard, M.D.	143,748,610	4,258,365	221,001	6,990,049
Leslie Wims Morris	147,058,789	867,756	301,430	6,990,050
Sheila A. Stamps	147,357,181	650,699	220,095	6,990,050

Proposal No. 2 – An advisory (non-binding) vote to approve the 2025 compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes
118,398,355	29,398,856	430,765	6,990,049

Proposal No. 3 – The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
140,865,227	14,140,721	212,076	—

Proposal No. 4 – The Company’s proposal to approve the adoption of the 2026 Plan was approved by stockholders based upon the following votes:

For	Against	Abstain	Broker Non-Votes
96,987,612	51,006,455	233,909	6,990,049

Proposal No. 5 – An advisory (non-binding) stockholder proposal concerning separate Chairman and Chief Executive Officer roles received the following votes:

For	Against	Abstain	Broker Non-Votes
36,717,802	111,154,252	355,920	6,990,051

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	IQVIA Holdings Inc. 2026 Incentive and Stock Award Plan.

10.2	Form of Award Agreement Awarding Stock Appreciation Rights under the IQVIA Holdings Inc. 2026 Incentive and Stock Award Plan effective April 2026.

10.3	Form of Award Agreement Awarding Performance Shares under the IQVIA Holdings Inc. 2026 Incentive and Stock Award Plan effective April 2026.

10.4	Form of Award Agreement Awarding Restricted Stock Units under the IQVIA Holdings Inc. 2026 Incentive and Stock Award Plan effective April 2026.

10.5	Form of Award Agreement Awarding Cash-Settled Restricted Stock Units under the IQVIA Holdings Inc. 2026 Incentive and Stock Award Plan effective April 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2026

IQVIA HOLDINGS INC.

By:	/s/ Eric M. Sherbet
Eric M. Sherbet
Executive Vice President, General Counsel and Secretary